February 22, 2000


Dear Optionee,

You will find enclosed with this letter a document setting out the terms of the share options granted to you. The documents are:-

1. The Authoriszor Inc. 1999 Stock Plan Rules, which are common to all option holders with options granted under this plan.

2.   A Notice of Grant which is particular to you.

3. A sample exercise notice which you should use to exercise any options which may have vested under the terms of grant.

4.   An investment  representation statement which you are required to sign when
     exercising   options  to  confirm  that  you   understand   the   financial
     implications of purchasing securities in a company.

Please study the documents carefully, and if you agree to abide by the terms and conditions and wish to accept the options offered, then please sign the document on Page 4, return a copy of the signature page to the Company's offices, and keep the original in a safe place.

I would like to take this opportunity of welcoming you to the Authoriszor Inc. Stock Plan and I trust that your association with the Company will be a rewarding one.

Yours sincerely

Director
Authoriszor Inc.

                                Authoriszor Inc.
                                 1999 STOCK PLAN
                             STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT ("Notice of Grant")



The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Type of Option:                         ___   Incentive Stock Option
                                        ___   Non-statutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Up to a maximum of 25% of the total number of shares granted in each of the four years commencing on the Vesting Commencement Date.

Notwithstanding the foregoing, the Administrator in its sole discretion, may (but is not obligated to) accelerate the date on which all or any portion of an otherwise unexercisable Option may be exercised.

Termination Period:

The vested portion of this Option shall be exercisable for three months after Optionee ceases to be a Service Provider; except that upon Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.      AGREEMENT

1.       Grant Of Option.

The Administrator of the Plan hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the Exercise

Price and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Non-statutory Stock Option ("NSO").

2.       Exercise of Option

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered issued to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c) The Optionee may satisfy his withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of the Options that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld for this purpose shall be made on such forms and under such conditions as the Administrator may deem necessary or advisable.

3.       Optionee's Representations.

In the event the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") , at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.       Market Stand Off Period.

Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering (the "Offering") of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter with respect to the Offering and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the

Securities Act after the effective date of the Plan that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop- transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5.       Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a)      cash or check; or

         (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

         (c) shares including Shares acquired upon exercise of the Option that have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised; or

         (d)      any combination of the foregoing methods of payment.

6.       Restrictions on Exercise.

This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.       Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.       Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option, subject to the right of the Administrator to amend or waive certain terms and conditions of the Option and to accelerate the date on which all or any portion of an otherwise unexerciable Option may be exercised.

9.       Tax Consequences.

Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. OPTIONEE
REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANTS OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

10.      Entire Agreement. Governing Law.


The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

11.      No Guarantee of Continued Service.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER OR EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER OR EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER OR EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO ANY OTHER CONTRACTUAL TERMS AND CONDITIONS OF ENGAGEMENT.

12.      Interpretation.

(a) If any provision of this Option Agreement is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Option Agreement shall be construed and enforced as if such provision had never been included in the Option Agreement.

(b) Headings contained in this Option Agreement are for convenience only and shall in no manner be construed as part of this Option Agreement.

(c) Any reference to the masculine, feminine, or neuter gender shall be reference to such other gender as is appropriate.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                                      Authoriszor Inc.

                                                              By:
Signature                                                     Name:
                                                              Title:

Print Name

Residence Address:

                                    EXHIBIT A

                                 1999 STOCK PLAN
                                 EXERCISE NOTICE

Authoriszor Inc.
[


               ]

Attention: Secretary

1. Exercise of option. Effective as of today, [ ] the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase [ ] shares of the Common Stock (the "Shares") of Authoriszor Inc. (the "Company") under and pursuant to the Authoriszor Inc. 1999 Stock Plan (the "Plan") and the Stock Option Agreement dated [ ] (the "Option Agreement").

2. Delivery of Payment. Purchaser herewith delivers to the Company the Aggregate Exercise Price of the Shares, as set forth in the Option Agreement, by the following means [fill in method of payment].

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorised transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee reasonably promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.   Restrictive Legends and Stop-Transfer Orders

(a) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION THEREUNDER.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

9. Governing Law; Severability. This Agreement is governed by the internal substantive laws but not the choice of law rules, of Delaware.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted By:                                                 Accepted By:

OPTIONEE                                                      Authoriszor Inc.

                                                              By:
Signature                                                     Name:
                                                              Title:



Print Name
Residence Address:

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:          Authoriszor Inc.

SECURITY:         COMMON STOCK

NUMBER OF SHARES:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

(b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered under the Securities Act or such registration is not required under the Securities Act in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state or foreign securities laws.

(c) Optionee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:



Date:

                                        SCHEDULE OF STOCK OPTION AGREEMENTS

Name                       No. of Shares     Date of     Vesting         Exercise Price     Type of      Expiration
                              Granted         Grant                        Per Share         Option         Date

Glen A. R. M.  Hirst           25,000        9/20/99    25% per yr for 4      $2.50       Non-statutory     9/30/07
                                                       yrs beg on 10/1/00

Paul Allan Swain               25,000        9/30/99    25% per yr for 4      $2.50       Non-statutory     9/30/07
                                                       yrs beg on 10/1/00

Patrick Burns                  25,000        9/27/99    25% per yr for 4      $2.50       Non-statutory     9/30/07
                                                       yrs beg on 10/1/00

Barry Jones                   131,214        10/6/99    25% per yr for 4      $2.00       Non-statutory     9/30/07
                                                       yrs beg on 10/1/00

Christopher Noble              25,000       11/29/99    25% per yr for 4      $4.67       Non-statutory     12/1/07
                                                       yrs beg on 12/1/00

Clifford Gladwin               25,000       11/22/99    25% per yr for 4      $3.45       Non-statutory     12/1/07
                                                       yrs beg on 12/1/00

Andrew Michael Cussons         25,000         1/1/00    25% per yr for 4      $6.75       Non-statutory      1/1/08
                                                        yrs beg on 1/1/01

Andrew Llewellyn               25,000         1/1/00    25% per yr for 4      $2.50       Non-statutory      1/1/08
                                                        yrs beg on 1/1/01


Shaun Summers                   1,000        11/8/99    25% per yr for 4      $3.00       Non-statutory     12/1/07
                                                       yrs beg on 12/1/00

Ian Joyce                       2,000         2/1/00    25% per yr for 4     $10.31       Non-statutory      2/1/08
                                                        yrs beg on 2/1/01

Dale Andrew Cole               25,000        1/14/00    25% per yr for 4      $7.10       Non-statutory      2/1/08
                                                        yrs beg on 2/1/01

Ian Weatherhogg                40,000         2/1/00    25% per yr for 4     $10.31       Non-statutory      2/1/08
                                                        yrs beg on 2/1/01

David Blain                    25,000         2/1/00    25% per yr for 4     $10.31       Non-statutory      2/1/08
                                                        yrs beg on 2/1/01

Frank Majkowski                25,000        9/20/99    25% per yr for 4      $2.50       Non-statutory      1/1/08
                                                        yrs beg on 1/1/01

Shaun Summers                   1,500         2/1/00    25% per yr for 4     $10.31       Non-statutory      2/1/08
                                                        yrs beg on 2/1/01

John Pitt                       2,500         2/1/00    25% per yr for 4     $10.31       Non-statutory      2/1/08
                                                        yrs beg on 2/1/01

Paul Leivesley                  2,500         2/1/00    25% per yr for 4     $10.31       Non-statutory      2/1/08
                                                        yrs beg on 2/1/01
